UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2025

Abpro Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68 Cummings Park Drive Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

1-800-396-5890

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Common Stock, par value $0.0001 per share	ABP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ABPWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Summary of Proposal Submitted to Stockholders

On April 8, 2025, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the following proposal was submitted to the stockholders of the Company, as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 24, 2025 (the “Proxy Statement”):

Yorkville Share Issuance Proposal: To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to YA II PN, LTD. (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated October 30, 2024, by and between the Company, Atlantic Coastal Acquisition Corp. II, and Yorkville (the “SEPA”), which shares may represent more than 20% of the Company’s issued and outstanding Common Stock as of the date of the SEPA (the “Yorkville Share Issuance Proposal”).

Voting Results

On the record date, there were 51,965,765 shares of the Company’s Common Stock, issued and outstanding, entitled to 51,965,765 votes in the aggregate. Of the 51,965,765 votes that were eligible to be cast by the holders of Common Stock at the Special Meeting, 26,363,445 votes, or approximately 50.7% of the total, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect to the Yorkville Share Issuance Proposal is set forth below:

Yorkville Share Issuance Proposal:

The Company’s stockholders approved the issuance of Common Stock to Yorkville, pursuant to the SEPA, which shares may represent more than 20% of the Company’s issued and outstanding Common Stock as of the date of the SEPA.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,359,504	2,827	1,114	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABPRO HOLDINGS, INC.

	By:	/s/ Miles Suk
	Name:	Miles Suk
	Title:	Chief Executive Officer

Dated: April 8, 2025

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